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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 1997
                                                        ------------------

                             Aeroquip-Vickers, Inc.

               (Exact Name of Registrant as Specified in Charter)

   Ohio                        1-924                       36-4288310
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(State or Other             (Commission                 (I.R.S. Employer
 Jurisdiction of            File Number)               Identification No.)
 Incorporation)

       3000 Strayer, Maumee, Ohio                                43537
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  (Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code: (419) 867-2200
                                                          ----------------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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                      INFORMATION TO BE INCLUDED IN REPORT

                  The Registrant, Aeroquip-Vickers, Inc., is referred to herein as the "Corporation."

ITEM 5.  OTHER EVENTS.

                  On September 30, 1997, the Corporation entered into a Distribution Agreement (the "Distribution Agreement") dated as of September 30, 1997 with Morgan Stanley & Co. Incorporated and J.P. Morgan Securities Inc., in connection with the issuance and sale of $250,000,000 aggregate amount of its Medium-Term Notes Due Nine Months or More From Date of Issue (the "Notes"). The Notes are to be issued from time to time on or after September 30, 1997 in accordance with the terms of the Indenture, dated as of May 1, 1996, as supplemented as of April 17, 1997, between the Corporation and The First National Bank of Chicago (as successor-in-interest to NBD Bank), as trustee (the "Indenture"), the Distribution Agreement and the Administrative Procedures attached as an exhibit to the Distribution Agreement.

ITEM. 7  FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c)      Exhibits.

                           The following exhibits are filed as part of this report:

                                    (1)     Distribution Agreement;

                                    (2)     Form of Fixed Rate Note; and

                                    (3)     Form of Floating Rate Note.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AEROQUIP-VICKERS, INC.

Date: September 30, 1997                    By:      /s/ James E. Kline
                                                     ------------------

                                                     James E. Kline
                                                     Vice President and
                                                     General Counsel


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                                INDEX TO EXHIBITS

Exhibit           Description of Exhibit
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(4)-1             Distribution Agreement;

(4)-2             Form of Fixed Rate Note; and

(4)-3             Form of Floating Rate Note.


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